                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12


                          METATEC INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

[METATEC INTERNATIONAL LOGO]


                          METATEC INTERNATIONAL, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 2003

To the Shareholders of
METATEC INTERNATIONAL, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of Metatec International, Inc., an Ohio corporation (the "Company"), will be held at the Company's principal executive offices located at 7001 Metatec Boulevard, Dublin, Ohio 43017, on Thursday, May 15, 2003, at 1:00 p.m., local time, for the following purposes:

     1. To elect two Class I directors;

     2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the Company's name to Metatec, Inc.; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on March 24, 2003, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

     In order that your shares may be represented at this meeting and to assure a quorum, please sign and return the enclosed proxy promptly. A return addressed envelope, which requires no postage, is enclosed. If you are able to attend the meeting and wish to vote in person, at your request we will cancel your proxy.

                                          By Order of the Board of Directors

                                          JULIA A. FRATIANNE, Secretary

Dated: April 8, 2003

                          METATEC INTERNATIONAL, INC.

                                PROXY STATEMENT

                                    GENERAL

     This Proxy Statement is being furnished to the holders of common shares, without par value, of the Company (the "Shares") in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Company's Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices located at 7001 Metatec Boulevard, Dublin, Ohio 43017, on Thursday, May 15, 2003, at 1:00 p.m., local time, for the purposes set forth on the accompanying Notice of Annual Meeting.

     The approximate date on which this Proxy Statement and the form of proxy will be first sent to shareholders is April 8, 2003.

                               PROXIES AND VOTING

     The close of business on March 24, 2003, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. On the record date, 6,536,113 Shares were outstanding and entitled to vote. Each Share is entitled to one vote.

     Shareholders do not have the right to cumulate their votes in electing directors, and the nominees who receive the highest number of votes will be elected. The vote required for approval of the proposal to amend the Company's Articles of Incorporation to change the Company's name to Metatec, Inc. is the favorable vote of a majority of the outstanding Shares entitled to vote at the Annual Meeting.

     All Shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the choices indicated on the proxy. If no choices are indicated on a proxy, the Shares represented by that proxy will be voted in favor of the two nominees described in this Proxy Statement for election as Class I directors and in favor of the proposal to amend the Company's Articles of Incorporation to change the Company's name to Metatec, Inc. Any proxy may be revoked at any time prior to its exercise by delivering to the Company a subsequently dated proxy or by giving notice of revocation to the Company in writing or in open meeting. A shareholder's presence at the Annual Meeting will not by itself revoke the proxy.

     Abstentions will be considered as Shares present and entitled to vote at the Annual Meeting and will be counted for purposes of determining whether a quorum is present. Abstentions will not be counted in determining the votes cast for the election of directors and will not have a positive or negative effect on the outcome of the election. Because the proposal to amend the Company's Articles of Incorporation to change the Company's name requires the favorable vote of a majority of the outstanding Shares entitled to vote at the Annual Meeting, abstentions will have the same effect as a vote against this proposal.

     If your Shares are held in street name, you will need to instruct your broker regarding how to vote your Shares. If you do not provide your broker with voting instructions regarding the election of directors, your broker will nevertheless have discretion to vote your Shares for the election of directors. There are certain matters, however, over which your broker will not have discretion to vote your Shares without your instructions--these situations are referred to as "broker non-votes." The proposal to amend the Company's Articles of Incorporation to change the Company's name falls into this category. If you do not provide your broker with voting instructions on the proposal, your Shares will not be voted on this proposal. Because broker non-votes will be considered as

Shares present and entitled to vote for this proposal, broker non-votes will have the same effect as votes against this proposal.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

     The number of directors currently is fixed at nine. The Board of Directors is divided into three classes, Class I, Class II, and Class III, with three directors in each class. The directors in each class are elected to three-year terms. The terms of office of one class of directors expire each year at the annual meeting of shareholders and at such time as their successors are duly elected and qualified. The term of office of the Class I directors expires concurrently with the holding of the Annual Meeting, and the two incumbent directors in Class I have been nominated for re-election. There is a vacancy in each of the Class I and Class III directors.

     At the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy, unless a contrary position is indicated on such proxy, to vote the proxy for the election of the two nominees named in the following table as Class I directors, each to hold office until the 2006 annual meeting of shareholders and until a successor is elected and qualified. In the event that any nominee named below as a Class I director is unable to serve (which is not anticipated), the persons named in the proxy may vote for another nominee of their choice.

     The reason for nominating a lesser number of persons to fill the number of director positions in Class I is that the Company believes it is desirable to have a vacancy available which could be filled by the Board of Directors without the time and expense involved in holding a special meeting of shareholders should a person who could make a valuable contribution as a director of the Company become available. No decision has been made to fill the vacancy, nor has any candidate been considered or approved by the Board of Directors.

     Proxies cannot be voted at the Annual Meeting for a greater number of persons than the two nominees named in this Proxy Statement.

                               CLASS I DIRECTORS
                            (NOMINEES FOR ELECTION)

        NAME OF
    NOMINEE/DIRECTOR                                          DIRECTOR OF     SHARES BENEFICIALLY
      AND POSITION               PRINCIPAL OCCUPATION(S)      THE COMPANY         OWNED AS OF         PERCENT OF
    WITH THE COMPANY      AGE   DURING THE PAST FIVE YEARS       SINCE         MARCH 8, 2003 (1)        CLASS
    ----------------      ---   --------------------------   --------------   -------------------   --------------
Joseph F. Keeler, Jr.,
Director................  62    Chairman of The Fishel            1997              270,034(2)            4.1%
                                Company, a national
                                utility contractor serving
                                the energy and information
                                industry, since 1978. Mr.
                                Keeler has been with The
                                Fishel Company since 1967.
Peter J. Kight,
Director................  46    Chairman and Chief Exec-          1994               85,334               1.3%
                                utive Officer of Checkfree
                                Corporation, a nationwide
                                electronic bill paying
                                system provider, since
                                1981.

Set forth below is information relating to directors whose terms will continue after the Annual Meeting.

                               CLASS II DIRECTORS
                            (TERMS EXPIRING IN 2004)


NAME OF
DIRECTOR                                                      DIRECTOR OF     SHARES BENEFICIALLY
AND POSITION                     PRINCIPAL OCCUPATION(S)      THE COMPANY         OWNED AS OF          PERCENT
WITH THE COMPANY          AGE   DURING THE PAST FIVE YEARS       SINCE         MARCH 8, 2003 (1)       OF CLASS
----------------          ---   --------------------------   --------------   -------------------   --------------
Jerry D. Miller,
Director................  67    President of D&D Proper-          1976               24,500                 *
                                ties, Inc. and President
                                of MGB, Inc., two
                                companies engaged in the
                                real estate business,
                                since May 1992. President
                                and Treasurer of the
                                Company from its in-
                                corporation in 1976 until
                                May 1993. Chairman of the
                                Board of the Company from
                                June 1978 until August
                                1989.
James V. Pickett,
Director................  61    Principal of Stonehenge           1995              150,123(3)            2.3%
                                Financial Holdings, Inc.,
                                a private equity
                                investment firm, since
                                August 1999. Vice Chairman
                                of Banc One Capital Corp.,
                                a subsidiary of Banc One
                                Holding Corporation, from
                                1993 through July 1999.
                                Principal of Pickett
                                Realty Advisors, Inc., an
                                asset management firm for
                                hotel owners, since
                                December 1991. Mr. Pickett
                                is also a director of
                                Wendys International, Inc.

NAME OF
DIRECTOR                                                      DIRECTOR OF     SHARES BENEFICIALLY
AND POSITION                     PRINCIPAL OCCUPATION(S)      THE COMPANY         OWNED AS OF          PERCENT
WITH THE COMPANY          AGE   DURING THE PAST FIVE YEARS       SINCE         MARCH 8, 2003 (1)       OF CLASS
----------------          ---   --------------------------   --------------   -------------------   --------------
Daniel D. Viren,
Director................  56    Senior Vice President of          2000               20,000                 *
                                Finance and Chief Finan-
                                cial Officer of R.G. Barry
                                Corporation, a man-
                                ufacturer and marketer of
                                home comfort footwear,
                                since June 2000; was also
                                Senior Vice President of
                                Administration of R.G.
                                Barry Corporation from
                                1992 to July 1998; Senior
                                Vice President and Chief
                                Financial Officer of the
                                Company from July 1998 to
                                June 2000. Mr. Viren is
                                also a director of R.G.
                                Barry Corporation.

                              CLASS III DIRECTORS
                            (TERMS EXPIRING IN 2005)




        NAME OF
        DIRECTOR                                              DIRECTOR OF     SHARES BENEFICIALLY
      AND POSITION               PRINCIPAL OCCUPATION(S)      THE COMPANY         OWNED AS OF          PERCENT
    WITH THE COMPANY      AGE   DURING THE PAST FIVE YEARS       SINCE         MARCH 8, 2003 (1)       OF CLASS
    ----------------      ---   --------------------------   --------------   -------------------   --------------
David P. Lauer,
Director................  60    Retired President and             2001               25,000                 *
                                Chief Operating Officer of
                                Bank One, NA, Columbus,
                                Ohio, a national banking
                                association. He was ap-
                                pointed to his former
                                position with Bank One,
                                Columbus, NA in June 1997,
                                and retired from that
                                position in January 2001.
                                Mr. Lauer was the manag-
                                ing partner of the Colum-
                                bus office of Deloitte &
                                Touche LLP from January
                                1989 through his retire-
                                ment in June 1997. Mr.
                                Lauer is also a director
                                of Wendy's International,
                                Inc., Diamond Hill Invest-
                                ment Group, Inc., Hunt-
                                ington Preferred Capital
                                Inc., and AirNet Sytems,
                                Inc.
Jeffrey M. Wilkins,
Chairman of the Board
  of Company............  58    Chairman of the Board of          1989              742,468              10.8%
                                the Company. Mr. Wilkins
                                was the Chief Executive
                                Office of the Company from
                                1989 through December
                                2001, and President from
                                July 1998 through December
                                2001. Mr. Wilkins is also
                                a director of CheckFree
                                Holdings, Inc.


---------------

 * Less than 1%

(1) Except as otherwise indicated in the notes to this table, the persons named in the table and their spouses (if applicable) have sole voting and investment power with respect to all Shares owned by them. For each of the directors, this table includes the following number of Shares which may be acquired upon the exercise of options that are currently exercisable or exercisable within 60 days of March 8, 2003: Mr. Kight - 22,500

    Shares; Mr. Keeler - 22,500 Shares; Mr. Lauer - 15,000 Shares; Mr. Miller - 22,500 Shares; Mr. Pickett - 22,500 Shares; Mr. Wilkins - 325,000 Shares; and Mr. Viren - 15,000 Shares.

(2) Includes 48,334 Shares owned by a family limited partnership of which Mr. Keeler is a partner.

(3) Includes 24,000 Shares owned by a corporation controlled by Mr. Pickett.

     Christopher A. Munro, Gary W. Qualmann, and Julia A. Fratianne, the named executive officers in the Summary Compensation Table set forth below, beneficially owned 276,000, 100,000, and 60,000 Shares, respectively, as of March 8, 2003. Each such person and their spouses (if applicable) have sole voting and investment power with respect to all Shares owned by them. The number of Shares beneficially owned by Messrs. Munro and Qualmann and Ms. Fratianne include 225,000, -0-, and 60,000 Shares, respectively, which may be acquired upon the exercise of options which are currently exercisable or exercisable within 60 days of March 8, 2003. In addition, 50,000 of Mr. Qualmann's Shares are subject to risk of forfeiture if his employment is terminated for any reason prior to February 13, 2004.


     As of March 8, 2003, the number of Shares owned by all directors and executive officers of the Company as a group (13 persons) was 1,788,921 (24.5%). The foregoing amount includes 760,000 Shares which may be acquired upon the exercise of options which are currently exercisable or exercisable within 60 days of March 8, 2003, and 50,000 Shares issued to Mr. Qualmann which are subject to risk of forfeiture.


                   PROPOSAL NO. 2--AMENDMENT TO THE COMPANY'S
            ARTICLES OF INCORPORATION TO CHANGE NAME OF THE COMPANY

     The Board of Directors proposes that the shareholders of the Company approve an amendment to the Company's Articles of Incorporation to change the Company's name from "Metatec International, Inc." to "Metatec, Inc." The Board of Directors believes that the use of the term International in the Company's name is no longer applicable due to the Company's sale of its operations in Breda, The Netherlands.

     The vote required to approve the proposal to amend the Company's Articles of Incorporation to change the Company's name is a majority of the Shares outstanding and entitled to vote at the Annual Meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                   BOARD OF DIRECTORS COMMITTEES AND MEETINGS

     The Board of Directors held five meetings during 2002. Each director attended at least 75% of the meetings held by the Board of Directors and the committees on which he served during 2002.

     The Board of Directors has established an Executive Committee, a Compensation Committee, and an Audit Committee. The members of the Executive Committee are Joseph F. Keeler, Jr., Peter J. Kight, David P. Lauer, and James
V. Pickett. The Executive Committee may exercise all of the authority of the Board of Directors between its meetings. This committee held five meetings and took action two times by written consent during 2002. The members of the Compensation Committee are Joseph F. Keeler, Jr., David P. Lauer, and James V. Pickett. The Compensation Committee held one meeting and took action two times by written consent during 2002. The members of the Audit Committee are Joseph F. Keeler, David P. Lauer, James V. Pickett, and Daniel D. Viren. The Audit Committee held six meetings during 2002. The responsibilities of the Compensation Committee are described in "Executive Compensation--Compensation Committee Report on Executive Compensation," and the responsibilities of the Audit Committee are described in "Report of Audit Committee," both of which are included elsewhere in this Proxy Statement.

     The Board of Directors currently has no standing nominating committee or committee performing similar functions.

                           COMPENSATION OF DIRECTORS

     Employee directors receive no additional compensation for service on the Board of Directors or its committees. Directors of the Company who are not also employees of the Company receive a fee of $1,500 per board meeting and a quarterly retainer of $1,500. In addition, directors of the Company who are not officers or employees of the Company do not receive any additional compensation for committee meetings attended, with the exception of members of the Audit Committee. Each member of the Audit Committee receives an annual fee of $2,000 for serving on that committee, and the Chairman of the Audit Committee receives an annual fee of $4,000 for chairing that committee. The Company has a directors deferred compensation plan pursuant to which directors may defer all or a portion of their director fees.

     Directors of the Company who are not officers or employees of the Company or any of its subsidiaries currently receive stock options pursuant to the Company's 1999 Directors Stock Option Plan. Under this plan, immediately following each annual meeting of shareholders of the Company, each eligible director is automatically granted an option to purchase 5,000 Shares. These options are fully vested at the time of grant and must be exercised within five years of the grant date. In addition, each new director is automatically granted an option, on a one-time basis, to purchase 10,000 Shares. These one-time options have five-year terms and vest in equal annual installments over a four-year period. All options are granted at an exercise price equal to the fair market value of the Shares on the last trading day prior to the annual meeting relating to the date of grant.

                             EXECUTIVE COMPENSATION


     Set forth below is summary information regarding the annual and long-term compensation of the Company's chief executive officer and its only other executive officers whose annual compensation exceeded $100,000 during 2002.



SUMMARY COMPENSATION TABLE



                                                                            LONG-TERM AWARDS
                                             ANNUAL COMPENSATION    --------------------------------
                                                                    RESTRICTED      SHARES
              NAME AND                       --------------------    STOCK        UNDERLYING            ALL OTHER
         PRINCIPAL POSITION           YEAR    SALARY     BONUS       AWARDS      OPTIONS GRANTED (1)   COMPENSATION (2)
------------------------------------  ----   --------   ---------   ----------   -------------------   ----------------
Christopher A. Munro (3)............  2002   $300,000   $153,000(4)  $    --           150,000             $25,774
  President and Chief                 2001   $234,461   $ 60,000     $60,000           100,000             $26,674
  Executive Officer

Gary W. Qualmann (3)................  2002   $205,846   $122,400(4)  $39,000                --             $41,323
  Chief Financial Officer

Julia A. Fratianne..................  2002   $124,800   $  3,000     $    --                --             $ 2,586
  Vice President,                     2001   $124,800   $     --     $    --                --             $ 4,680
  Finance                             2000   $114,443   $  4,254     $    --            10,000             $ 4,292


---------------

(1) This column sets forth the number of Shares subject to options granted during the indicated year pursuant to the Company's 1990 Stock Option Plan.

(2) For all named executive officers, the amount in the All Other Compensation column includes amounts contributed by the Company as matching contributions to its 401(K) retirement plan. In addition, for

    Mr. Munro the amounts in 2002 and 2001 include $20,000 and $20,000, respectively, paid by the Company as premiums for term life insurance benefiting Mr. Munro and his family. Finally, for Mr. Qualmann the amount in 2002 includes $38,000 of consulting fees paid by the Company to Mr. Qualmann prior to his joining the Company.

(3) Mr. Munro joined the Company as Chief Operating Officer in January 2001, and was elected President and Chief Executive Officer in November 2001. Mr. Qualmann joined the Company as Chief Financial Officer in February 2002.

(4) See "Compensation Committee Report on Executive Compensation" for a discussion of the 2002 bonuses awarded to Messrs. Munro and Qualmann. Ms. Fratianne's 2002 bonus was a discretionary bonus awarded by the chief executive officer.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth all grants of stock options during 2002 to the executive officers named in the Summary Compensation Table:


                                                                                                          POTENTIAL
                                                                                                       REALIZABLE VALUE
                                                          INDIVIDUAL GRANTS                               AT ASSUMED
                                   ----------------------------------------------------------------         ANNUAL
                                                          % OF TOTAL                                    RATES OF STOCK
                                        NUMBER OF          OPTIONS                                     APPRECIATION FOR
                                     METATEC SHARES       GRANTED TO                                    OPTION TERM(3)
            NAME AND                   UNDERLYING        EMPLOYEES IN   EXERCISE PRICE   EXPIRATION   ------------------
       PRINCIPAL POSITION          OPTIONS GRANTED (1)   FISCAL YEAR     PER SHARE(2)       DATE        5%        10%
       ------------------          -------------------   ------------   --------------   ----------   -------   --------
Christopher A. Munro.............        150,000              100%          $0.39            (4)      $36,790   $ 93,234
  President and Chief Executive
  Officer

Gary W. Qualmann.................             --               --              --            --       $     0   $      0
  Chief Financial Officer

Julia A. Fratianne...............             --               --              --            --       $     0   $      0
  Vice President, Finance


---------------


(1) Except as otherwise indicated in the notes to this table, all of the options were granted under the Company's 1990 Stock Option Plan and are subject to a vesting schedule.


(2) The per share exercise price is equal to the fair market value of Shares on the date of grant.

(3) The dollar amounts under the 5% and 10% columns are the result of calculations required by the rules of the Securities and Exchange Commission. Although permitted by these rules, the Company did not use an alternate formula for a grant date valuation because the Company is not aware of a formula that would determine with reasonable accuracy a present value based on future unknown factors.


(4) The expiration date for 100,000 of these options is February 13, 2012, and for the remaining 50,000 of these options is March 1, 2012.

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

     The following table sets forth stock options exercised during 2002 by the executive officers named in the Summary Compensation Table and the value of in-the-money stock options held by those individuals as of December 31, 2002:


                                                                         NUMBER OF
                                                                       METATEC SHARES       VALUE OF
                                                                         UNDERLYING        UNEXERCISED
                                                                        UNEXERCISED       IN-THE-MONEY
                                                                         OPTIONS AT        OPTIONS AT
                                       METATEC SHARES                    12/31/2002        12/31/2002
                                          ACQUIRED         VALUE        EXERCISABLE/      EXERCISABLE/
NAME                                    ON EXERCISE     REALIZED(1)    UNEXERCISABLE    UNEXERCISABLE(2)
----                                   --------------   ------------   --------------   -----------------
Christopher A. Munro.................        0               0         50,000/200,000         $0/$0
  President and Chief Executive
  Officer

Gary W. Qualmann.....................        0               0                    0/0         $0/$0
  Chief Financial Officer

Julia A. Fratianne...................        0               0           60,000/5,000         $0/$0
  Vice President, Finance


---------------

(1) Aggregate market value of the Shares covered by the option less the aggregate price paid by the executive officer.

(2) The value of in-the-money options was determined by subtracting the exercise price from the closing price of The Shares as of December 31, 2002.

EMPLOYMENT AGREEMENTS


     Christopher A. Munro entered into an employment agreement when he joined the Company as Chief Operating Officer in January 2001. In November 2001, Mr. Munro was elected as the President and Chief Executive Officer of the Company. In March 2002, Mr. Munro's original employment agreement was amended to recognize his increased responsibilities as President and Chief Executive Officer. Under his current employment agreement, Mr. Munro received a base salary of $300,000 in 2002. The Compensation Committee increased his base salary to $375,000 for 2003. In addition, Mr. Munro is entitled to receive a bonus ranging up to a maximum of 60% of his base salary based upon the Company's level of achievement of the performance thresholds specified in his employment agreement. For 2002, Mr. Munro's bonus was $153,000. Under his employment agreement, the Company is obligated to make a $20,000 premium payment on Mr. Munro's behalf on a term life insurance policy benefitting Mr. Munro and his family. Mr. Munro's employment continues until terminated by either Mr. Munro or the Company. Mr. Munro may terminate his employment at any time upon notice to the Company of not less than 60 days prior to the proposed termination date. The Company may terminate Mr. Munro's employment at any time upon notice to Mr. Munro. If the Company terminates Mr. Munro's employment without cause, or if Mr. Munro terminates his employment for "good reason" (as defined in the employment agreement), then Mr. Munro is entitled to receive severance payments in an amount equal to his base salary payable over an 18-month period, as well as health benefits during that same period.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Persons who served on the Company's Compensation Committee during 2002 were Joseph F. Keeler, Jr., David P. Lauer, Jerry D. Miller and James V. Pickett. Mr. Lauer replaced Mr. Miller as a member of the Compensation Committee during 2002. Until May 1993, prior to his appointment to the Compensation

Committee, Mr. Miller served as President of the Company. There are no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Company's Board of Directors or the Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors regularly reviews executive compensation policies and levels and evaluates the performance of management in the context of the Company's performance. All of the members of the Compensation Committee are "independent" as defined by the rules of the Nasdaq Stock Market. The Compensation Committee believes that the Company's compensation policy must be designed to attract, retain, reward, and motivate highly qualified individuals to manage the Company to meet corporate growth and earnings objectives and to maximize shareholder value. The Company's compensation policy has three primary components, described below, which are applicable to the Company's executive officers, including its chief executive officer and chief financial officer.

     Base Salary. The primary component of executive compensation is an annual base salary. In establishing the amount of an executive officer's annual base salary (other than the chief executive officer), the Compensation Committee reviews a recommendation made by the Company's chief executive officer and considers other factors as well, including the position held by the executive officer, his or her accomplishments during the year, his or her level of responsibility and experience, and the relationship of the executive officer's salary to the salaries of other managers and associates of the Company. After considering these factors, the Compensation Committee subjectively determines the amount of each executive officer's annual base salary.


     The annual base salary of Mr. Munro is paid pursuant to his employment agreement with the Company. In 2001, Mr. Munro's base salary was $240,000. In 2002, Mr. Munro's base salary was increased to $300,000 in recognition of his increased responsibilities as President and Chief Executive Officer. For 2003, the Compensation Committee increased Mr. Munro's base salary to $375,000 in recognition of his performance in 2002. Mr. Qualmann joined the Company in February 2002, at a mutually agreed-upon base salary of $240,000. For 2003, the Compensation Committee increased Mr. Qualmann's salary to $250,000 in recognition of his performance in 2002.


     Incentive Compensation. Under Mr. Munro's employment agreement, he is entitled to receive an annual bonus ranging up to a maximum of 60% of his annual base salary based upon the Company's level of achievement of the performance thresholds specified in his employment agreement. For 2002, the Compensation Committee determined the performance thresholds achieved by the Company and awarded Mr. Munro a bonus of $153,000, which was 51% of his annual base salary. In addition, the Compensation Committee determined, under the performance plan established for Mr. Qualmann, the performance thresholds achieved by the Company and awarded Mr. Qualmann a bonus of $122,400, which was 51% of his annual base salary.

     Long-Term Awards. In connection with entering into the amendment to his employment agreement in March 2002, Mr. Munro was granted options to purchase a total of 150,000 Shares. In connection with joining the Company in February 2002, Mr. Qualmann received 100,000 Shares pursuant to the terms of a restricted share agreement, 50,000 of which remain subject to a risk of forfeiture if Mr. Qualmann's employment is terminated for any reason prior to February 13, 2004. The Compensation Committee did not grant any options or any other equity awards to any other executive officer in 2002.


                                          JOSEPH F. KEELER, JR., CHAIRMAN

                                          DAVID P. LAUER
                                          JAMES V. PICKETT

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by the Securities and Exchange Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during 2002 all Section 16(a) filing requirements applicable to its officers and directors were complied with by such persons.

EQUITY COMPENSATION PLAN INFORMATION

                          NUMBER OF SECURITIES TO                             NUMBER OF SECURITIES
                              BE ISSUED UPON         WEIGHTED-AVERAGE       REMAINING AVAILABLE FOR
                                 EXERCISE            EXERCISE PRICE OF    FUTURE ISSUANCE UNDER EQUITY
PLAN CATEGORY             OF OUTSTANDING OPTIONS    OUTSTANDING OPTIONS        COMPENSATION PLANS
-------------             -----------------------   -------------------   ----------------------------
Equity Compensation
  Plans Approved by
  Security Holders......         1,171,750                 $3.68                    458,800

Equity Compensation
  Plans not Approved by
  Security Holders......                 0                     0                          0
                                 ---------                 -----                    -------
Total...................         1,171,750                 $3.68                    458,800
                                 =========                 =====                    =======

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth certain information with respect to the only persons known by the Company to own beneficially 5% or more of The Shares:


                                                   AMOUNT AND NATURE
NAME AND ADDRESS OF BENEFICIAL OWNER          OF BENEFICIAL OWNERSHIP (1)   PERCENT OF OWNERSHIP
------------------------------------          ---------------------------   --------------------
Jeffrey M. Wilkins
7001 Metatec Boulevard
Dublin, Ohio 43017..........................            742,468(2)                 10.2%

Dimensional Fund Advisors, Inc.
1299 Ocean Avenue
Santa Monica, California 90401..............            486,500                     7.4%


---------------

(1) Beneficial ownership as of December 31, 2002, except in the case of Mr. Wilkins, which is as of March 8, 2003.


(2) Includes 325,000 Shares which may be acquired upon the exercise of options which are currently exercisable or exercisable within 60 days of March 8, 2003.

                               PERFORMANCE GRAPH


     The following graph compares the yearly percentage change in the cumulative total return (assuming reinvestment of dividends) on the Shares to the yearly percentage change in the cumulative total return of the NASDAQ Computer and Data Processing Services Index and the NASDAQ Stock Market Index - United States. This comparison is shown for the five previous fiscal years of the Company. The graph and the amounts in the graph assume that $100 was invested on December 31, 1997, in the Shares or in the applicable stock index and that all dividends were reinvested during the applicable fiscal year.

Performance Graph

                                                                               NASDAQ - COMPUTER &        NASDAQ STOCK MARKET -
                                                  METATEC INTERNATIONAL          DATA PROCESSING                   US
                                                  ---------------------        -------------------        ---------------------
Dec-97                                                     100                         100                         100
Dec-98                                                     158                         178                         141
Dec-99                                                      63                         392                         261
Dec-00                                                      21                         181                         157
Dec-01                                                       7                         145                         125
Dec-02                                                       2                         100                          86

     The foregoing graph is not--nor is it intended to be--any indication of the future performance of The Shares.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is responsible to monitor and review the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Management's responsibility for financial reporting and the report and opinion of Deloitte & Touche LLP are filed separately in the Company's Annual Report on

Form 10-K for the 2002 fiscal year and should be read in conjunction with this report and any review of the audited financial statements.

     The current members of the Audit Committee are David P. Lauer, its Chairman, Joseph F. Keeler, Jr., James V. Pickett, and Daniel D. Viren. All of the members of the Audit Committee are "independent" as defined by the rules of the Nasdaq Stock Market, with the exception of Mr. Viren, who served as the Company's Chief Financial Officer from July 1999 to June 2000. The Company's Audit Committee Charter permits the Board of Directors to appoint one non-independent director to the Audit Committee under exceptional and limited circumstances. In appointing Mr. Viren to the Audit Committee, the Board of Directors considered his extensive experience in dealing with financial statements and audit matters outside the scope of his employment with the Company and believed that his membership on the Audit Committee was in the best interests of the Company and its shareholders. The Committee held six meetings during the 2002 fiscal year. Each member of the Audit Committee attended at least 75% of the meetings.

     The responsibilities of the Audit Committee are set forth in its charter, which is reviewed and amended periodically by the Board of Directors. A copy of the Audit Committee Charter was attached to the Proxy Statement for the 2001 annual meeting of shareholders. In fulfilling its responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the 2002 fiscal year with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Audit Committee has selected Deloitte & Touche LLP as the Company's independent auditors for the 2003 fiscal year. Among other things, the Audit Committee:

     - Discussed and considered the independence of Deloitte & Touche LLP, including reviewing as necessary all relationships and services which might bear on the objectivity of the auditor;

     - Received written affirmation that the auditor is in fact independent;

     - Discussed the overall audit process, including receiving and reviewing the Company's financial statements and related reports; and

     - Provided to the independent auditors full access to the Audit Committee (and the Board of Directors) to report on any and all matters appropriate.

     The Audit Committee also met with selected members of management and the auditors to review financial statements (including quarterly reports), discussing such matters as the quality of earnings; estimates, reserves and accruals; suitability of accounting principles; highly judgmental areas; and audit adjustments whether or not recorded. In addition, the Audit Committee considered the quality and adequacy of the Company's internal controls and the status of pending litigation, taxation matters and other areas of oversight to the financial reporting and audit process that the committee felt appropriate.


     Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities for the period ending December 31, 2002, were met and that the financial reporting and audit processes of the Company are functioning appropriately. Furthermore, in reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the 2002 fiscal year for filing with the Securities and Exchange Commission.


     As discussed above, the Audit Committee is responsible to monitor and review the Company's financial reporting process on behalf of the Board of Directors. However, it is not the duty or responsibility of the Audit

Committee to conduct auditing or accounting reviews or procedures. Members of the Audit Committee are not employees of the Company, and some members may not be accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. The Audit Committee's review does not provide its members with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, or that the Company's independent accountants are in fact "independent."

                                          DAVID P. LAUER, Chairman
                                          JOSEPH F. KEELER, JR.
                                          JAMES V. PICKETT
                                          DANIEL D. VIREN

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP served as the independent public accountants for the Company for its fiscal year ended December 31, 2002, and it has been selected by the Audit Committee to be the Company's independent public accountants for the fiscal year ending December 31, 2003. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and to have an opportunity to make a statement if desired and to respond to appropriate questions.

     Aggregate fees billed to the Company for the year ending December 31, 2002, by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") are as follows:

Audit Fees..................................................   $119,850
Financial Information Systems
Design and Implementation Fees..............................        -0-
All Other Fees..............................................   $ 85,756(1)(2)

---------------

(1) Includes fees for tax consulting and other non-audit services.

(2) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 2003 annual meeting of shareholders must be received by the Company for inclusion in the proxy statement and form of proxy on or prior to 120 days in advance of the first anniversary of the date of this Proxy Statement. If a shareholder intends to present a proposal at the 2003 annual meeting of shareholders, but does not seek to include such proposal in the Company's proxy statement and form of proxy, such proposal must be received by the Company on or prior to 45 days in advance of the first anniversary date of this Proxy Statement or the persons named in the form of proxy for the 2003 annual meeting will be entitled to use their discretionary voting authority should such proposal then be raised at such meeting, without any discussion of the matter in the Company's proxy statement or form of proxy.

                                 OTHER MATTERS

     Management does not know of any other matters which may come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxy in accordance with their judgment on such matters.


     The Company will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited by officers, directors, and regular employees, personally or by telephone or telegraph. The Company will reimburse banks, brokers, and nominees for any out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of The Shares held by any banks, brokers or nominees. If follow-up requests for proxies are necessary, the Company may employ other persons to make these requests.



                                          JULIA A. FRATIANNE

                                          Secretary

                                      PROXY

                           METATEC INTERNATIONAL, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 15, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Christopher A. Munro and Gary W. Qualmann, and each of them, with full power of substitution, proxies to vote and act with respect to all Common Shares, without par value (the "Shares"), of Metatec International, Inc., an Ohio corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, May 15, 2003, at the Company's principal executive offices located at 7001 Metatec Boulevard, Dublin, Ohio, 43017, at 1:00 p.m., local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if present in person, on the following proposals and any other matters that may properly come before the Annual Meeting.

1.       WITH [ ]    OR WITHOUT [  ]     AUTHORITY TO ELECT ALL NOMINEES LISTED
                                         BELOW AS CLASS I DIRECTORS
         (EXCEPT AS MARKED TO THE CONTRARY BELOW):

                  JOSEPH F. KEELER, JR.                       PETER J. KIGHT


INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
              STRIKE A LINE THROUGH HIS NAME.


2. PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO METATEC, INC.

                 FOR [  ]           AGAINST [  ]              ABSTAIN [  ]


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     The Shares represented by this Proxy will be voted upon the proposal listed above in accordance with the instructions given by the undersigned, but if no instructions are given, this Proxy will be voted to elect all directors as set forth in Item 1, above, and in the discretion of the proxies, on any other matter which properly comes before the Annual Meeting.



ADDITIONAL WORDING ON CARD:

         By marking the box to the right and providing my e-mail address below, I consent to [ ] future access of the annual reports and proxy materials electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future shareholders meeting until such consent is revoked. I understand I may revoke my consent at any time.



--------------------------------------
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